UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 5, 2019
(Earliest Event Date requiring this Report: November 4, 2019)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of Exchange Act:

Title of Class of Securities	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   [_]

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2019, Capstone Companies, Inc., a Florida corporation, (the "Company") issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal quarter for the three months and nine months ended September 30, 2019. The Company anticipates filing its Form 10-Q Quarterly Report for the fiscal quarter ended on September 30, 2019, with the Commission on or before November 14, 2019.

A telephonic replay will be available from 1:30 p.m., EST, on the day of the call until Monday, November 25, 2019. To listen to the archived call, dial (412) 317-6671 and enter conference ID number 136896116.

The webcast and conference call will be held on Monday, November 18, 2019, at 10:30 a.m., Eastern Standard Time. The telephone number for the webcast/conference call is (201) 689-8562 and the Internet webcast link is available at: www.capstonecompaniesinc.com

A copy of the November 4, 2019 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the November 18, 2019 webcast and conference call together with any such materials referenced during the webcast and conference call will be filed as Exhibit 99.2 to an Amendment Number One to this Current Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

The disclosures in Item 2.02 above are incorporated into and referenced in this Item 7.01.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings by the Company with the Commission.

ITEM 9.01.  Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	November 4, 2019 Press Release by Capstone Companies, Inc. for Conference\Call on financial results for fiscal quarter ending September 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: November 5, 2019